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                                                                   EXHIBIT 99.7


                                 EXHIBIT 1.1(f)


                            MOLINOS SUPPLY AGREEMENT


         THIS AGREEMENT is made as of ________, 2003 by and between MOLINOS DE PUERTO RICO, INC., a Nebraska corporation ("Molinos") and TO-RICOS, INC., a Nebraska corporation ("To-Ricos").

RECITALS:

         (a) To-Ricos uses the Products (as defined below) in its feedmill in Puerto Rico.

         (b) Molinos and To-Ricos desire to establish a mutually-preferred supplier/purchaser agreement and to facilitate a relationship which enhances To-Ricos' purchase of, and the sale by Molinos of, the Products.

         (c) To-Ricos' interest is to purchase its requirements of Products at competitive delivered prices, and Molinos' interest is for Molinos to supply such quantities of Products to To-Ricos at competitive delivered prices.

AGREEMENT:

         In consideration of the foregoing recitals which are incorporated with and are made a part of this Agreement, and in further consideration of the mutual covenants and agreements hereinafter contained, the parties hereto agree as follows:

         1. GENERAL STATEMENT. To-Ricos hereby agrees that Molinos is a preferred supplier of the Products and Molinos hereby agrees that To-Ricos is a preferred purchaser of the Products.

         2. PURCHASE AND SALE OF PRODUCTS. In order to facilitate this preferred supplier/purchaser relationship, and subject to the terms and conditions set forth herein, Molinos shall sell to To-Ricos, and To-Ricos shall purchase from Molinos, To-Ricos' requirements of corn and soybean meal (collectively, the "Products"), or in such other volumes as the parties may mutually agree upon from time to time. At least three (3) days prior to the start of each period of time mutually agreed to by the parties during the term of this Agreement, Molinos will contact To-Ricos to obtain To-Ricos' good faith estimate of anticipated purchases of Products for the next immediately succeeding mutually agreed to production period ("Production Period"). Included in the information to be provided by To-Ricos will be the type of Products, quantities, specifications, estimated delivery requirements and other relevant information for the upcoming Production Period and To-Ricos shall offer Molinos the right to provide such Products to To-Ricos on the terms and conditions set forth herein. Based on this information, Molinos will notify To-Ricos within three (3) days thereafter (or such other period of time as to which the parties may mutually agree) which Products it desires to supply. Within three (3) days (or such other period as to which the parties may mutually agree) after sending such notice to To-Ricos, Molinos will meet with To-Ricos to develop good faith estimated orders for the Products for the upcoming Production Period. Each



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party agrees to give the other party, if possible, at least ninety (90) days prior written notice of any significant demand change with respect to the Products to be supplied and purchased hereunder of which either party may become aware. To maintain this preferred supplier status, Molinos shall meet To-Ricos' specifications (consistent with existing specifications and as may be reasonably changed in the future), quantity delivery and service requirements. To maintain this preferred purchaser status, To-Ricos shall comply with the agreed payment terms. The scale at Molinos' elevator shall be used to establish quantities of Products sold to To-Ricos hereunder. The scale at Molinos' elevator shall be certified periodically by the applicable Puerto Rican governmental agency, but not more than twice a year.

         3. PRICING OF PRODUCTS. All Products supplied to To-Ricos hereunder shall be sold at New Orleans grain market prices with market freight and execution costs (e.g., New Orleans loading charges, port fees, fuel escalation, etc.). All prices are FOB Molinos' elevator in Puerto Rico. Molinos will meet periodically with To-Ricos to discuss and determine pricing and payment mechanics and procedures.

         4. TERM. The term of this Agreement shall be five (5) years commencing on the date hereof.

         5. SPECIAL CIRCUMSTANCES. The parties acknowledge that, from time to time, To-Ricos may have unpredicted and/or special purchase needs for Products that cannot be accommodated by the purchase and sale mechanism set forth in
Section 2 above, including To-Ricos' desire to effect forward purchases of Products (i.e., the purchase of goods made pursuant to a contract in which the buyer and seller agree to terms and conditions for future delivery of those goods). With respect to such special circumstances, To-Ricos will use its good faith efforts to work with Molinos so that Molinos will have the first opportunity to supply such Products where practical, but in the event Molinos is unable to supply such Products, or does not agree to effect To-Ricos' forward purchases of Products, To-Ricos shall be free to purchase such Products (including forward purchases of Products) from unrelated third-party suppliers. With respect to any such Products that Molinos is initially unable to provide To-Ricos (and for which To-Ricos has not entered enter into an agreement that requires such Product to be supplied by a third party), To-Ricos shall offer Molinos the opportunity to provide such Products pursuant to the next three (3) month notice under Section 2 above if To-Ricos' requirements for such Products continue.

         6. REPRESENTATIONS AND WARRANTIES OF MOLINOS. Molinos warrants and represents that:

         (a) All of the Products shall comply with the specifications therefor, and shall be merchantable, of good quality and fit for the purpose intended.

         (b) The execution of the Agreement and performance of its obligations under this Agreement does not, and will not, breach or conflict with any agreement, pledge, or contract to which Molinos is a party or to which any of the assets of Molinos are subject.

         (c) Molinos shall have clear title to all Products sold to To-Ricos hereunder, and To-Ricos shall receive clear and unencumbered title to such Products.


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         7. REPRESENTATIONS AND WARRANTIES OF TO-RICOS. The execution of the
Agreement and performance of its obligations under this Agreement does not, and will not, breach or conflict with any agreement, pledge, or contract to which To-Ricos is a party or to which any assets of To-Ricos are subject.

         8. INDEMNIFICATION.

         (a) Molinos shall indemnify and hold To-Ricos harmless from and against any and all claims, demands, actions, causes of action, proceedings, judgments and other liabilities, obligations, losses, damages, costs and expenses (including reasonable attorneys' fees and costs) of any nature which arise out of Molinos' negligent acts or omissions or result from a breach by Molinos of any representation, warranty, covenant or agreement provided herein.

         (b) To-Ricos shall indemnify and hold Molinos harmless from and against any and all claims, demands, actions, causes of action, proceedings, judgments and other liabilities, obligations, losses, damages, costs and expenses (including reasonable attorneys' fees and costs) which arise out of To-Ricos' negligent acts or omissions or result from a breach by To-Ricos of any representation, warranty, covenant or agreement provided herein.

         9. INSURANCE. During the term of this Agreement each party shall maintain adequate public liability or other insurance with reputable insurance companies as hereinafter set forth. Each party shall furnish the other party with certificates of insurance properly executed by its insurers evidencing such insurance, and requiring the insurers to give at least thirty (30) days notice to the other party in the event of cancellation or material alteration of such coverage. The minimum insurance coverage to be maintained shall be as follows:

         (a) Commercial general liability insurance written on occurrence form, providing blanket contractual liability coverage and products liability (including coverage for terroristic acts, if available and at a reasonable cost) against claims for bodily injury, death and property damage, affording minimum single limit protection of no less than U.S. Two Million Dollars (US$2,000,000) per occurrence.

         (b) Worker's compensation (or acceptable equivalent) insurance in accordance with the statutory requirements (including any self-insurance provisions, if applicable) of the states in which the insured conducts its operations and employer's liability insurance affording minimum single limit protection of $1,000,000 in respect to personal injury or death resulting from one occurrence.

         (c) Automobile liability insurance with limits of coverage of no less than $2,000,000 per occurrence.

         (d) Excess liability insurance with limits of coverage of no less than $3,000,000 per occurrence and must follow form on all underlying policies.

         10. CONFIDENTIALITY. Each party acknowledges that in connection with this Agreement it may receive certain confidential information from the other party ("Confidential Information").



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The receiving party shall not at any time disclose the Confidential Information to any person, firm, partnership, corporation or other entity (other than persons employed by the receiving party and having a need to access the Confidential Information for purposes of performing this Agreement) for any reason whatsoever, nor shall the receiving party use the Confidential Information for its benefit or for the benefit of any person, firm, partnership or affiliates during the term of this Agreement or for any purpose other than this Agreement and for a period of two (2) years after the termination hereof unless required by any governmental authority or in response to any valid legal process. Confidential Information disclosure will be limited to that information necessary to effectuate the purpose of this Agreement. Each party shall take all actions necessary to ensure that its employees and representatives having access to the Confidential Information are bound by the terms of this Agreement. Confidential Information shall not include information which (i) was in the receiving party's possession prior to disclosure, (ii) is hereafter independently developed by the receiving party, (iii) lawfully comes into the possession of the receiving party, or (iv) is now or subsequently becomes, through no act or failure to act by the receiving party, part of the public domain.

         11. FORCE MAJEURE. Neither Molinos nor To-Ricos shall be liable for, or deemed to be in default hereunder or subject to any remedies of the other party as a result of, delays or performance failures due to power failures, fire, acts of God, acts of civil or military authority, embargoes, epidemics, terrorism, strikes, riots or similar causes beyond such party's reasonable control, and without the fault or negligence of To-Ricos or Molinos. Should any force majeure condition occur which prevents Molinos from performing its obligations pursuant to this Agreement from the Molinos elevator, Molinos shall, at To-Ricos' request, use commercially reasonable efforts to provide Products from another elevator of Molinos or any affiliate of Molinos. If Molinos is unable to provide Products from another Molinos elevator, then To-Ricos shall have the right during the period of force majeure to either (i) purchase Products from any third party, or (ii) to the extent Molinos may agree, direct Molinos to obtain Products required hereunder by To-Ricos from any third party suppliers reasonably acceptable to To-Ricos. Each party shall use reasonable best efforts to minimize the impact of any force majeure condition it experiences on the other party to this Agreement and to otherwise keep the other party timely advised as to minimization and removal of such condition.

         12. APPLICABLE LAW. This Agreement shall be governed by the laws of the State of Delaware, excluding its choice of law rules.

         13. NO ASSIGNMENT. Neither party may assign this Agreement or its rights hereunder without prior written consent from the other party, which consent shall not be unreasonably withheld. For purposes of this Agreement, an assignment shall be deemed to occur upon a change in the controlling ownership interest of the respective party, either directly or indirectly, whether by merger, consolidation, stock transfer, or otherwise. In the event the proposed assignee of this Agreement does not accept assignment of this Agreement or in the event such consent is withheld with respect to the sale, merger or other transfer of any party hereto or the assets thereof, then in either event the assigning party shall have the right to terminate this Agreement; provided that with respect to a proposed partial assignment, such termination shall only relate to the plants, subject to such partial assignment. In the event either party is interested in selling any plant or business which is involved in either the purchase or sale under this Agreement, then the party desiring to sell such plant or business shall notify the other party hereto of its interest in such sale at the same time it notifies third parties of its interest in selling the plant or business.


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         14. NOTICES. All notices which are required or may be given pursuant to the terms of this Agreement shall be in writing and shall be sufficient in all respects if given in writing and delivered personally or via telefacsimile or overnight courier, or mailed by registered, certified or express mail, postage prepaid, as follows:


         (a)      If to Molinos:           Molinos de Puerto Rico, Inc.

                                           P.O. BOX 364948

                                           SAN JUAN, PR 00939

                                           ATTN:  PRESIDENT


                  with a copy to:          ConAgra Foods, Inc.
                                           One ConAgra Drive
                                           Omaha, NE 68102-5001
                                           ATTN:     Controller

         (b)      If to To-Ricos:
                                           -----------------------------------

                                           -----------------------------------

                                           -----------------------------------

                                           ATTN:

or at such other address as any party hereto shall have designated by notice in writing to the other parties hereto.

         15. BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the parties hereto, their legal representatives, successors and permitted assigns.

         16. ENTIRE AGREEMENT; AMENDMENTS. This writing constitutes the entire understanding between the parties and supersedes all previous agreements or negotiations on the subject matter herein whether written or oral, and shall not be modified or amended except by written agreement duly executed by the parties hereto.

         17. WAIVER. A waiver by either party of any breach or default of this Agreement is not to be construed as a waiver of any subsequent breach or default.

         18. INDEPENDENT CONTRACTORS. The relationship between the parties shall at all times be deemed that of independent contractors. This Agreement is not intended to create between the parties a relationship of partners, principal and agent, joint venturers or any other similar relationship.

         19. NO CONSEQUENTIAL DAMAGES. IN NO EVENT SHALL A PARTY OR ITS AFFILIATES OR THEIR RESPECTIVE OFFICERS, DIRECTORS, REPRESENTATIVES AND EMPLOYEES BE LIABLE TO THE OTHER PARTY OR ITS



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AFFILIATES OR THEIR RESPECTIVE OFFICERS, DIRECTORS, REPRESENTATIVES AND
EMPLOYEES, WHETHER BASED IN CONTRACT, TORT, WARRANTY, OR ANY OTHER LEGAL OR EQUITABLE GROUNDS, FOR ANY LOSS OF THE INCOME, PROFIT OR SAVINGS OR COST OF CAPITAL OR FINANCING OF THE OTHER PARTY OR ITS AFFILIATES, FOR ANY INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES OR FOR ANY EXEMPLARY, SPECIAL, OR PUNITIVE DAMAGES OF ANY KIND, RESULTING FROM OR RELATING TO THIS AGREEMENT OR THE PRODUCTS DELIVERED HEREUNDER, EVEN IF THE OTHER PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

         IN WITNESS WHEREOF the parties have executed this Agreement on the date first written above.

MOLINOS DE PUERTO RICO, INC.,               TO-RICOS, INC.,
a Nebraska corporation                      a Nebraska corporation


By:                                      By:
    -------------------------------         -----------------------------------

Its:                                     Its:
    -------------------------------          ----------------------------------


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